UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2006
Date of Report (Date of earliest event reported)

CLYVIA INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1480 Gulf Road, #204
Point Roberts, WA	98281
(Address of principal executive offices)	(Zip Code)

(360) 306-0230
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01          CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 5, 2006, Clyvia Inc. (the “Company”) engaged Davidson & Company LLP, Chartered Accountants (“Davidson”), as its principal independent accountants. On the same date, the Company advised Dohan and Company, P.A., Certified Public Accountants (“Dohan”), that it was dismissed as the Company’s independent accountants. The Company’s Board of Directors approved the engagement of Davidson and the dismissal of Dohan by written resolution.

Dohan’s reports on the financial statements of the Company for the fiscal year ended January 31, 2006 and the period from December 21, 2004 (date of inception) to January 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the period from December 21, 2004 (date of inception) to January 31, 2005, the Company’s fiscal year ended January 31, 2006 and the subsequent interim period preceding the dismissal of Dohan between the Company and Dohan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Dohan, would have caused them to make reference to the subject matter of the disagreement in connection with their report for the financial statements for the past year.

Davidson had previously been contracted by Dohan to perform audit work on the Company for the fiscal year ended January 31, 2006 and the period from December 21, 2004 (date of inception) to January 31, 2005. Approximately 65% of the audit work for these periods was performed by Davidson. All audit work conducted by Davidson was reviewed by Dohan. Other than communications in connection with the audit work performed by Davidson for these periods, there were no discussions between the Company and Davidson regarding the application of accounting principles to specific completed or contemplated transactions, or the type of audit opinion that might be rendered on the Company’s financial statements. Furthermore, other than communications in connection with the audit work performed by Davidson, no written or oral advice was provided by Davidson that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company has provided Dohan and Davidson with a copy of this report and has requested in writing that each of Dohan and Davidson provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letters from Dohan and Davidson and has filed those letters as exhibits to this report.

SECTION 9 - FINANCIAL STAEMENTS AND EXHIBITS.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of Dohan and Company, P.A.

16.2	Letter of Davidson & Company, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLYVIA INC.
Date: June 9, 2006
	By:	/s/ Walter P.W. Notter
_________________________
Walter P.W. Notter
Chief Executive Officer, Chief Financial Officer
President, Treasurer and Director